Exhibit 10.8

Exhibit 10.8

Cash Management Agreement

Redacted for filing

WELLS FARGO

CASH MANAGEMENT AGREEMENT

(Hard)

This **Cash Management Agreement** (the "Agreement") is made as of March 28, 2025, by and among **Justice Operating Company, LLC**, a Delaware limited liability company ("Borrower"), **Prime Finance Short Duration Holding Company 9, LLC**, a Delaware limited liability company (together with its successors and/or assigns, "Lender") and **Wells Fargo Bank, National Association** ("Cash Management Bank").

Recitals

A. Pursuant to the terms and conditions of that certain Loan Agreement of even date herewith (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the "Loan Agreement"), by and between Lender and [redacted]

B. The Loan is evidenced by a certain Promissory Note of even date herewith (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the "Note"), executed by Borrower in favor of Lender, and is secured by, among other things, (i) that certain Deed of Trust, Assignment of Leases and Rents and Security Agreement (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the "Security Instrument"), made by Borrower to the trustee named therein for the benefit of Lender, encumbering that certain property known as Hilton San Francisco Financial District, located in San Francisco, California (the "Property"), and (ii) that certain Assignment of Leases and Rents (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the "Assignment of Leases"), made by Borrower, as assignor, to Lender, as assignee. The Loan Agreement, the Note, the Security Instrument, the Assignment of Leases and all other loan documents related thereto are hereinafter collectively referred to as the "Loan Documents". Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

C. Pursuant to the Loan Documents, Borrower has granted to Lender a security interest in all of Borrower's right, title and interest in, to the Rents, and has assigned and conveyed to Lender all of Borrower's rights, title and interest in, to and under the Rents due and to become due to Borrower. As additional security for Borrower's obligations in respect of the Loan, Lender requires that Borrower enter into that certain Deposit Account Control Agreement (Hard Lockbox) of even date herewith (the "DACA") pursuant to which the Rents will be delivered into a lockbox or clearing account (such account, the "DACA Account") in the name of Borrower (for the benefit of Lender) maintained with Wells Fargo Bank, National Association (the "Clearing Bank"). On each Business Day, funds from the DACA Account will be transferred to the Cash Management Account (as hereinafter defined). Borrower and Lender would like to use the services of Cash Management Bank, as further described herein, with

respect to such Cash Management Account (and any other related accounts established and maintained hereunder, if any).

NOW THEREFORE, in order to induce Lender to make the Loan, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower, Lender, and Cash Management Bank agree as follows:

1. **Establishment of Accounts.**

   a. Borrower shall, simultaneously herewith, (i) establish the DACA Account in the name of Borrower (for the benefit of Lender) with the Clearing Bank, into which Borrower will deposit, or cause to be deposited, all Rents and (ii) execute the DACA with Lender and the Clearing Bank providing for Lender's control of the DACA Account, in a form reasonably satisfactory to Lender.

   b. As of the date hereof, Borrower has established with Cash Management Bank an account [redacted] Borrower will deposit, or cause to be deposited, as and when required under the Loan Documents, all sums on deposit in the DACA Account and all other sums required to be deposited in the Cash Management Account. The Cash Management Account shall be in the name of Borrower for the benefit of Lender (or in such other name as Lender may direct in writing).

   c. The following subaccounts (each, a "Subaccount") of the Cash Management Account, as applicable, will be maintained on a ledger-entry basis:

      (i) An account into which the Cash Management Bank shall deposit from the Cash Management Account the amounts required for the payment of the Debt Service due on the next monthly Payment Date in accordance with the Note and the Loan Agreement, together with any [redacted] Loan Documents, other than those required to be paid into another Subaccount established hereunder;

      (ii) a PIP Subaccount, to the extent required under Section 3.2(a) of the Loan Agreement;

      (iii) a Property Tax Subaccount, pursuant to Section 3.3(a) of the Loan Agreement;

      (iv) an Insurance Subaccount, pursuant to Section 3.4(a) of the Loan Agreement;

      (v) a Cap/Ex/FF&E Reserve Subaccount, pursuant to Section 3.5(a) of the Loan Agreement;

(vi) a Carry Reserve Subaccount, pursuant to Section 3.6(a) of the Loan Agreement;

(vii) a Casualty/Condemnation Subaccount, pursuant to Section 3.7 of the Loan Agreement;

(viii) a Security Deposit Subaccount, pursuant to Section 3.8 of the Loan Agreement; and

(ix) a Cash Collateral Subaccount, pursuant to Section 3.9 of the Loan Agreement.

d. [redacted] "Minimum Balance"). If at any time during the term of this Agreement, the balance in the Cash Management Account is less than the Minimum Balance, Borrower shall promptly deposit into the Cash Management Account sufficient funds to satisfy the Minimum Balance requirement.

e. The Cash Management Account (including each Subaccount) is and shall be treated as a "deposit account" as such term is defined in Section 9-102(a) of the Uniform Commercial Code, as amended from time to time (the "UCC"). For so long as this Agreement remains in effect, the Cash Management Account (including each Subaccount) shall be maintained [redacted] identifiable account from all other funds held by the holding institution that is either (i) an account or accounts maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution or (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company is subject to regulations substantially similar to 12 C.F.R. §9.10(b), having in either case a combined capital and surplus of at least [redacted] Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument and (ii) "Eligible Institution" shall mean a depository institution or trust company insured by the Federal Deposit Insurance Corporation the short term unsecured debt obligations or commercial paper of which are rated at least "A-1" by Standard & Poor's Ratings Group ("S&P"), "P-1" by Moody's Investors Service, Inc. ("Moody's"), and "F-1" by Fitch, Inc. ("Fitch") in the case of accounts in which funds are held for thirty (30) days or less or, in the case of Letters of Credit or accounts in which funds are held for more than thirty (30) days, the long term unsecured debt obligations of which are rated at least "A" by Fitch and S&P and "A2" by Moody's.

f. Unless required by applicable law, provided that no Event of Default is continuing, all interest which accrues on the funds on deposit in the Cash Management Account (other than the Property Tax Subaccount and the Insurance Subaccount) shall accrue for the benefit of Borrower, shall be taxable to Borrower and shall be added to and disbursed in the same manner and under the same conditions as the principal sum on which said interest accrued.

2. **Transfers to the Cash Management Account.** On each Business Day during the term of this Agreement or as otherwise instructed by Lender, Borrower will cause the Clearing Bank to transfer all funds on deposit in the DACA Account to the Cash Management Account.

3. **Application of Funds in the Cash Management Account**. On each Payment Date (or other date designated by Lender) and provided no Event of Default has occurred and is continuing, Cash Management Bank shall apply all funds (less the Minimum Balance) on deposit in the Cash Management Account as of the end of the related Collection Period (or such other date designated by Lender) to the Subaccounts in the following amounts and order of priority pursuant to the written instructions of Lender (or its designee), and shall further disburse such funds pursuant to the Allocation Letter (as defined in Section 4 below):

   a. First, to make payments into the Property Tax Subaccount as required under Section 3.3 of the Loan Agreement;

   b. Second, to make payments into the Insurance Subaccount as required under Section 3.4 of the Loan Agreement;

   c. Third, to pay the monthly portion of the fees charged by the Cash Management Bank in accordance with this Agreement;

   [redacted] under other clauses of this Section, then due to Lender under the Loan Documents);

   e. Fifth, to make payments into the CapEx/FF&E Reserve Subaccount as required under Section 3.5 of the Loan Agreement;

   f. Sixth, funds in an amount equal to the (a) Monthly Operating Expense Budgeted Amount and any then-current Approved Additional Operating Expenses shall be disbursed to Borrower (or to an account designated by Borrower) and (b) Custodial Funds due and payable and/or paid by Borrower since the prior Custodial Funds Statement (or, with respect to the first Custodial Funds Statement for any Cash Management Period, since the commencement of such Cash Management Period), as set forth in the Custodial Funds Statement delivered pursuant to Section 3.11(a) of the Loan Agreeent, shall be disbursed to Borrower (or to an account designated by Borrower); and

   g. Lastly, (x) during the continuance of the Initial Cash Management Period, to make payments in an amount equal to all Available Cash on such Payment Date into the Carry Reserve Subaccount, and (y) during any other Cash Management Period, to make payments in an amount equal to all Avaliable Cash on such Payment Date into the Cash Collateral Subaccount as required under Section 3.9 of the Loan Agreement.

As used herein: (i) "Collection Period" means, with respect to any monthly Payment Date, the period of days from and including the ninth (9th) day of the month immediately preceding the [redacted] Payment Date occurs. With respect to the first monthly Payment Date, the Collection Period shall commence within two (2) Business Days after the date of this Agreement and end on and include the eighth (8th) day of the calendar month of such first monthly Payment Date; (ii) "Payment Date" means the ninth (9th) day of each calendar month (or, if such day is not a Business Day, the Business Day immediately preceding such day), commencing after the date of this Agreement; and (iii) "Business Day" means any day on which Cash Management Bank is open to conduct its regular banking business, other than a Saturday, Sunday or public holiday.

4. **Disbursements.**

a. At least three (3) Business Days prior to the monthly Payment Date (or such other date in Lender's discretion), Lender (or its designee) shall deliver to Cash Management Bank an allocation letter with instructions on the disbursement of the funds in the Cash Management Account (including the Subaccounts referenced in Section 3) as of the end of the related Collection Period (or such other date) (the "Allocation Letter"). On the monthly Payment Date (or such other date designated by Lender)), Cash Management Bank shall apply all funds on deposit in the Cash Management Account and in the Subaccounts as of the end of the related Collection Period (or such other date designated by Lender) and disburse such funds from the Cash Management Account and the Subaccounts pursuant to the Allocation Letter.

b. Any disposition of funds or assets which Cash Management Bank makes pursuant to this Agreement is subject to Cash Management Bank's standard policies, procedures and documentation governing the type of disposition made; provided, however, that in no circumstances will any such disposition require Borrower's consent. Furthermore, Cash Management Bank will have a reasonable opportunity to act upon any instructions provided pursuant to this Agreement.

c. Unless otherwise instructed by Lender (or its designated Servicer) in writing, Cash Management Bank will transfer any funds payable to Borrower as set forth in this Section (after deduction of the Minimum Balance) by wire transfer (or other means in Cash Management Bank's sole discretion) of immediately available funds to the following account of Borrower or such other account of Borrower specified by Lender (or its designated Servicer) in writing:

[redacted]

6. **Lender Control.** Borrower agrees that the Cash Management Account (including the Subaccounts) and the Account Funds are subject to the sole dominion, control and discretion of Lender. Cash Management Bank, Lender and Borrower each agree that Cash Management Bank will comply with instructions given to Cash Management Bank by Lender directing disposition of funds in the Cash Management Account (including the Subaccounts) (collectively "Disposition Instructions") without further consent by Borrower or any other person. Except as otherwise required by law, Cash Management Bank will not agree with any third party to comply with instructions for disposition of funds in the Cash Management Account (including the Subaccounts).

   The parties acknowledge and agree that Lender may from time to time grant to a third party servicer ("Servicer") the revocable right and power to act, as Lender's representative for the purpose of managing and administrating the Cash Management Account in all respects in accordance with the provisions of the Loan Agreement and this Agreement, including, without limitation, the disposition of funds on deposit in the Cash Management Account, making deposits thereto and withdrawals therefrom, initiating electronic funds transfers therefrom, obtaining in the ordinary course of business any other bank services then provided by Cash Management Bank relating thereto, and deleting, adding, or changing authorized signatories therefor, in each case, in accordance with this Agreement, the Account Documentation (as defined below) and the standard policies and procedures of the Cash Management Bank. Lender will provide written notice to Cash Management Bank of the appointment of a Servicer. Until Cash Management Bank receives, and has had a reasonable opportunity to act upon, written notice from the Lender to the contrary, Servicer is authorized to act as stated herein, and Cash Management Bank is entitled to rely upon such authority. If Servicer resigns as servicer for the Loan, Servicer may, with ten (10) days prior written notice to all other parties to this Agreement, withdraw from being a party to this Agreement. In the event of such withdrawal or in the event the Cash Management Bank receives, and has had a reasonable opportunity to act upon, written notice from Lender that the Servicer is no longer authorized hereunder, the Cash Management Bank shall comply only with instructions provided by Lender, unless and until Lender appoints a replacement Servicer hereunder.

7. **No Access to Cash Management Account.** Borrower acknowledges and agrees that (a) subject to the terms hereof, neither Borrower nor any other person claiming on behalf of, or through, Borrower shall have any right, title or interest, whether express or implied, in the Cash Management Account (including the Subaccounts) or to withdraw or make use of any amounts from the Cash Management Account (including the Subaccounts), and (b) unless required by applicable law, provided that no Event of Default is continuing, all interest which accrues on the funds on deposit in the Cash Management Account (other than the Property Tax Subaccount and the Insurance Subaccount) shall accrue for the benefit of Borrower, shall be taxable to Borrower and shall be added to and disbursed in the same manner and under the same conditions as the principal sum on which said interest accrued.

8. **Rights on Default**. Upon the occurrence and during the continuance of an Event of Default, Lender shall promptly notify Cash Management Bank in writing of such Event of Default and, without notice from Cash Management Bank or Lender, for so long as such Event of Default continues, Lender may apply any funds in the Cash Management Account (including the Subaccounts) to the Debt in such order of priority as Lender may determine in its sole discretion.

9. **Partial Subordination of Cash Management Bank's Rights.** Cash Management Bank hereby subordinates to the security interest of Lender in the Cash Management Account (including the

Subaccounts) (i) any security interest which Cash Management Bank may have or acquire in the Cash Management Account (including the Subaccounts), and (ii) any right which Cash Management Bank may have or acquire to set off or otherwise apply any Account Funds against the payment of any indebtedness from time to time owing to Cash Management Bank from Borrower; provided, however, that, Cash Management Bank retains the right to set off against and to charge the Cash Management Account (including the Subaccounts) for (A) any Account Administration Fees (as defined in Section 12), (B) all items deposited in and credited to such account(s) and subsequently returned unpaid or with respect to which Cash Management Bank fails to receive final settlement and (C) all items deposited in and credited to such account in error. If amounts in the Cash Management Account (including the Subaccounts) are insufficient to fully reimburse Cash Management Bank for such amounts, Borrower agrees to pay such deficiency to Cash Management Bank in immediately available funds, without setoff or counterclaim, within five (5) Business Days after written demand from Cash Management Bank.

10. **Financing Statement; Further Assurances**. Simultaneously herewith, Borrower shall execute (if required under applicable law) and deliver to Lender for filing a financing statement or statements in connection with the Cash Management Account (including the Subaccounts) and the Account Funds in the form reasonably required by Lender to properly perfect Lender's security interest therein. Borrower agrees that at any time and from time to time, at the expense of Borrower, Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may reasonably be necessary or desirable, or that Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to the Cash Management Account (including the Subaccounts) and the Account Funds.

[redacted]

expense, make available to Lender information directly related to the Cash Management Account, including granting Lender online access to Borrower's treasury reporting with Cash Management Bank (if any). Cash Management Bank will, at the telephone or written request of Lender, provide Lender such information by a transmission method determined by Cash Management Bank, in its sole discretion, which may include granting Lender online access to Borrower's treasury reporting (if any), and Borrower consents to the provision of such information to Lender.

[redacted]

Cash Management Bank and Lender (or its designated Servicer) for the maintenance and administration of the Cash Management Account (including the Subaccounts) (collectively, the "Account Administration Fees"), which Account Administration Fees are described in Exhibit A attached hereto. On the Business Day that the Account Administration Fees are due, Lender (or its designated Servicer) shall debit the Account Administration Fees from the Cash Management Account, without notice to Borrower. If there are not sufficient funds in the Cash Management Account to cover fully the Account Administration Fees on the Business Day Lender (or its designated Servicer) attempts to debit them from the Cash Management Account, such shortfall or the amount of such Account Administration Fees will be deposited by Borrower into the Cash Management Account (or as otherwise directed by Lender or Servicer), without setoff or counterclaim, upon five (5) Business Days after written demand from Lender (or its designated Servicer). Upon Lender's designation of a Servicer other than the Servicer initially designated by Lender on the date hereof, then Borrower acknowledges and agrees that Cash Management Bank shall debit the Cash Management Account each month to pay the Account Administration Fees.

13. **Account Documentation.** Except as specifically provided in this Agreement, Lender and Borrower agree that the Cash Management Account (including the Subaccounts) will be subject to, and Cash Management Bank's operation of the Cash Management Account (including the Subaccounts) will be in accordance with, the terms of Cash Management Bank's applicable deposit account agreement and other related service documentation governing the Cash Management Account (including the Subaccounts) (the "Account Documentation"). Borrower agrees, upon Cash Management Bank's request, to promptly execute and deliver the Account Documentation to Cash Management Bank. For the avoidance of doubt, the parties hereto acknowledge and agree that pursuant to the Account Documentation, the Cash Management Account may be subject to Cash Management Bank's sweep product services. The parties agree that, in the event of a conflict between this Agreement and the Account Documentation with respect to the Cash Management Account (including the Subaccounts), this Agreement shall control.

14. **Legal Compliance.**

    a. If Cash Management Bank at any time receives written notice of the commencement of a bankruptcy case or other insolvency or liquidation proceeding by or against Borrower, Cash Management Bank will continue to comply with its obligations under this Agreement, except to the extent that any action required of Cash Management Bank under this Agreement is prohibited under applicable bankruptcy laws or regulations or is stayed pursuant to the automatic stay imposed under the United States Bankruptcy Code or by order of any court or agency.

    b. Cash Management Bank will comply with any legal process, legal notice or court order it receives in relation to the Cash Management Account (including the Subaccounts) if Cash Management Bank determines in its sole discretion that the legal process, legal notice or court order is legally binding on it.

    c. If at any time Cash Management Bank, reasonably and in good faith, is in doubt as to the action it should take under this Agreement, Cash Management Bank shall have the right (i) to commence an interpleader in the United States District Court in the State of New York, and/or (ii) to take no further action, except, in each case, in accordance with joint instructions from Lender and Borrower or in accordance with the final order of the court in such action.

15. **Indemnification.** Borrower will indemnify, defend and hold harmless Cash Management Bank and its officers, directors, employees, and agents (collectively, the "Indemnified Parties") from and against any and all claims, demands, losses, liabilities, damages, costs and expenses (including reasonable attorneys' fees) (collectively "Losses and Liabilities") Cash Management Bank may suffer or incur as a result of or in connection with (a) Cash Management Bank complying with any binding legal process, legal notice or court order referred to in the immediately preceding section of this Agreement, (b) Cash Management Bank following any instruction or request of Lender, including but not limited to any Disposition Instructions, or (c) Cash Management Bank complying with its obligations under this Agreement, except, in each case, to the extent such Losses and Liabilities are directly caused by Cash Management Bank's bad faith, gross negligence or willful misconduct.

16. **Resignation and Termination.**

    a. Resignation by or Termination of Cash Management Bank.

1. Cash Management Bank may resign hereunder upon giving thirty (30) calendar days prior written notice of such resignation to the other parties to this Agreement at their contact addresses specified after their signatures to this Agreement; provided, however, that Cash Management Bank may resign immediately upon prior written notice from Cash Management Bank to Borrower and Lender (x) should Borrower or Lender fail to make any payment when due to Cash Management Bank from Borrower or Lender under the terms of this Agreement or (y) should Cash Management Bank close the Cash Management Account pursuant to applicable law, regulation or policy.

2. In connection with any resignation by Cash Management Bank, (i) the resigning Cash Management Bank shall, at the sole cost of Borrower, (A) duly assign, transfer and deliver to the successor agent this Agreement and all cash held by it hereunder, (B) execute such financing statements and other instruments as may be necessary to assign to the successor agent the security interest in the Cash Management Account (including the Subaccounts) and Account Funds existing in favor of the retiring Cash Management Bank hereunder and to otherwise give effect to such succession and (C) take such other actions as may be reasonably required by Lender or the successor agent in connection with the foregoing and (ii) the successor agent shall establish in its name, as secured party, cash collateral accounts, which shall become the Cash Management Account for purposes of this Agreement upon the succession of such agent.

3. Lender at its sole discretion shall have the right, upon thirty (30) days' notice to Borrower and Cash Management Bank, to terminate Cash Management Bank and/or to replace and/or substitute Cash Management Bank with a successor agent, provided that such successor agent shall become a party to, and perform the duties of Cash Management Bank pursuant to the terms of, this Agreement or execute and deliver a replacement Cash Management Agreement having terms and provisions substantially similar to this Agreement.

b. This Agreement may be terminated by Lender at any time by giving thirty (30) calendar days prior written notice of such termination to the other parties to this Agreement at their contact addresses specified after their signatures to this Agreement; provided, however, that this Agreement may be terminated immediately upon prior written notice from Lender to Cash Management Bank on termination or release of Lender's security interest in the Cash Management Account; provided that any such notice from Lender must contain Lender's acknowledgement of the termination or release of its security interest in the Cash Management Account. Upon any termination of this Agreement, Cash Management Bank will transfer all collected and available balances (less any deductions permitted under Section 10 hereof) in the Cash Management Account on the date of such termination in accordance with Lender's written instructions

c. Borrower's payment obligations hereunder, as well as the indemnifications made, and the limitations on the liability of Cash Management Bank accepted by Borrower and Lender under this Agreement will continue after the termination of this Agreement or resignation by Cash Management Bank, as applicable, with respect to all the circumstances to which they are applicable, existing or occurring before such termination, and any liability of any party to this Agreement, as determined under the provisions of this Agreement, with

respect to acts or omissions of such party prior to such termination will also survive such termination.

17. **Power of Attorney**. To the extent permitted under applicable law, Borrower hereby irrevocably constitutes and appoints Lender as Borrower's true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to exercise and enforce every right, power, remedy, option and privilege of Borrower with respect to the Cash Management Account and the Account Funds, and do in the name, place and stead of Borrower, all such acts, things and deeds for and on behalf of and in the name of Borrower, which Borrower could or might do or which Lender or Cash Management Bank (as agent of Lender) may deem necessary or desirable to more fully vest in Lender and Cash Management Bank (as agent of Lender), the rights and remedies provided for herein. The foregoing powers of attorney are irrevocable and coupled with an interest; provided however, same shall not be exercised by Lender or Cash Management Bank (as agent of Lender) unless Borrower fails to perform any agreement [redacted] is given to Borrower. Any reasonable expenses of Lender and Cash Management Bank in connection therewith shall be paid by Borrower.

18. **Remedies**. Upon the occurrence and during the continuance of an Event of Default, Lender or Cash Management Bank, as agent of Lender, may:

    a. without notice to Borrower, except as required by law, and at any time or from time to [redacted] Debt or any part thereof;

    b. in its sole discretion, at any time and from time to time, exercise any and all rights and remedies available to it under this Agreement, and/or as a secured party under the UCC and/or under any applicable law; and

    c. demand, collect, take possession of, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon the Account Funds (or any portion thereof) as Lender may determine in its sole discretion.

    Borrower hereby expressly waives, to the fullest extent permitted by law, presentment, demand, protest or any notice of any kind in connection with this Agreement, the Cash Management [redacted] written notice of the time and place of any public sale of the Account Funds or any other intended disposition thereof shall be reasonable and sufficient notice to Borrower within the meaning of the UCC.

19. **Modifications, Amendments, and Waivers.** This Agreement may not be modified or amended, or any provision thereof waived, except in a writing signed by all the parties to this Agreement.

20. **Notices.** All notices from one party to another must be in writing, must be delivered to Borrower, Lender and/or Cash Management Bank at their contact addresses specified after their signatures to this Agreement, or any other address of any party communicated to the other parties in writing, and will be effective on receipt. Any notice sent by a party to this Agreement to another party must also be sent to all other parties to this Agreement. Cash Management Bank is authorized by Borrower and Lender to act on any instructions or notices received by Cash Management Bank if (a) such instructions or notices purport to be made in the name of Lender, (b) Cash Management Bank reasonably believes that they are so made, and (c) they do not conflict with the terms of this

Agreement as such terms may be amended from time to time, unless such conflicting instructions or notices are supported by a court order.

21. **Successors and Assigns.** Borrower may not assign or transfer its rights or obligations under this Agreement to any person or entity without the prior written consent of Cash Management Bank and Lender. Lender may not assign or transfer its rights or obligations under this Agreement to any person or entity without the prior written consent of Cash Management Bank, which consent will not be unreasonably withheld or delayed; provided, however, that no such consent will be required if Lender transfers its rights and obligations under this Agreement to (i) a transferee to which, by contract or operation of law, Lender transfers substantially all of its rights and duties under the financing or other arrangements between Lender and Borrower, or (ii) if Lender is acting as a representative in whose favor a security interest is created or provided for, a transferee that is a successor representative. In the event of a permitted assignment or transfer by Lender of its rights or obligations under this Agreement, Lender will not be released from its obligations under this Agreement unless and until Cash Management Bank receives transferee's binding written agreement to assume all of Lender's obligations hereunder. Cash Management Bank may not assign or transfer its rights or obligations under this Agreement to any person or entity without the prior written consent of Lender, which consent will not be unreasonably withheld or delayed; provided, however, that no such consent will be required if such assignment or transfer takes place as part of a merger, acquisition or corporate reorganization affecting Cash Management Bank.

22. **Governing Law.** This Agreement will be governed by and be construed in accordance with the laws of the State of New York, without regard to conflict of laws principles. The State of New York will also be deemed to be Cash Management Bank's jurisdiction, for purposes of Article 9 of the Uniform Commercial Code as it applies to this Agreement.

23. **Severability.** To the extent that the terms of this Agreement are inconsistent with, or prohibited or unenforceable under, any applicable law or regulation, they will be deemed ineffective only to the extent of such prohibition or unenforceability, and will be deemed modified and applied in a manner consistent with such law or regulation. Any provision of this Agreement which is deemed unenforceable or invalid in any jurisdiction will not affect the enforceability or validity of the remaining provisions of this Agreement or the same provision in any other jurisdiction.

24. **Counterparts.** This Agreement may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned (such as a "pdf" file), or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature and the parties may rely upon the binding and enforceable effect of such signature. Cash Management Bank reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Agreement. This Agreement may be executed in any number of counterparts each of which will be an original with the same effect as if the signatures were on the same instrument. Delivery of an executed counterpart of a signature page of this Agreement will be effective as delivery of a manually executed counterpart of the Agreement.

25. **Entire Agreement.** This Agreement, together with the Account Documentation, contains the entire and only agreement among all the parties to this Agreement and between Cash Management Bank and Borrower, on the one hand, and Cash Management Bank and Lender, on the other hand,

with respect to (a) the interest of Lender in the Cash Management Account (including the Subaccounts) and Account Funds, and (b) Cash Management Bank's obligations to Lender in connection with the Cash Management Account (including the Subaccounts) and Account Funds.

26. **Waiver of Jury Trial.** The parties hereto hereby waive all rights to a trial by jury in any action or proceeding relating to the Cash Management Account or this Agreement.

27. **Certain Matters Affecting Cash Management Bank**.

   a. Cash Management Bank may rely and shall be protected in acting or refraining from acting upon any notice, request, consent, order, certificate, report, opinion or document (including, but not limited to, electronically confirmed facsimiles thereof) reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties. Cash Management Bank shall have no obligation to review or confirm that actions taken pursuant to the foregoing in accordance with this Agreement comply with any other agreement or document to which it is not a party.

   b. The duties and obligations of Cash Management Bank set forth in this Agreement shall be determined solely by the express provisions of this Agreement. Cash Management Bank shall not be liable except for the performance of its duties and obligations as are specifically set forth herein. No implied covenants or obligations shall be read into this Agreement against Cash Management Bank. Cash Management Bank makes no express or implied representations or warranties with respect to its obligations under this Agreement, except for those expressly set forth herein.

   c. Cash Management Bank will not be liable to Borrower, Lender or any other person for any Losses and Liabilities caused by (i) circumstances beyond Cash Management Bank's reasonable control (including, without limitation, computer malfunctions, interruptions of communication facilities, labor difficulties, acts of God, wars, or terrorist attacks) or (ii) any other circumstances, except, in each case, to the extent that such Losses and Liabilities are directly caused by Cash Management Bank's gross negligence or willful misconduct.

   D. **IN NO EVENT WILL CASH MANAGEMENT BANK BE LIABLE FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER OR NOT THE LIKELIHOOD OF SUCH DAMAGES WAS KNOWN TO CASH MANAGEMENT BANK, AND REGARDLESS OF THE FORM OF THE CLAIM OR ACTION, OR THE LEGAL THEORY ON WHICH IT IS BASED.**

[SIGNATURE PAGES FOLLOW]

This Agreement has been signed by the duly authorized officers or representatives of Borrower, Lender and Cash Management Bank on the date first written above.

JUSTICE OPERATING COMPANY, LLC,
a Delaware limited liability company,
as Borrower

By: Justice Senior Pledgor, LLC,
a Delaware limited liability company,
its sole member

By: Justice Mezzanine Company, LLC,
a Delaware limited liability company,
its sole member

By: Portsmouth Square, Inc.,
a California corporation,
its sole member

By: [signature]
Name: John V. Winfield
Title: Chief Executive Officer

TIN: 46-4156118

Address for Notices:

Justice Operating Company, LLC
1516 South Bundy Drive, Suite 200
Los Angeles, California 90025
Attention: David Gonzalez

With a copy to:

PAJAMALAW
12817 North Seaglass Circle
Playa Vista, California 90094
Attention: Sabrina Burton, Esq.

253737440

PRIME FINANCE SHORT DURATION HOLDING COMPANY 9, LLC,
a Delaware limited liability company,
as Lender

By: Prime Finance Short Duration 9, LLC,
a Delaware limited liability company,
its Managing Member

By: ______________________
Name: Jeffrey A. Lehman
Title: Authorized Signatory

Address for Notices:

Prime Finance Short Duration Holding Company 9, LLC
c/o Prime Finance Partners
155 N. Wacker Drive, Suite 3600
Chicago, Illinois 60606
Attention: Steve Gerstung
Facsimile No. (312) 276-9649
Email: sgerstung@primefinance.com

with a copy to:

Arnold & Porter Kaye Scholer LLP
250 West 55th Street
New York, New York 10019-9710
Attention: Aaron Lehrfield, Esq.
Email: aaron.lehrfield@arnoldporter.com

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Cash Management Bank

[redacted] SMullings

[redacted] omera Mullings

[redacted] ice President

[redacted]

EXHIBIT A
ACCOUNT ADMINISTRATION FEES

[redacted]

The monthly Account Administration Fee will be assessed upon the opening of the Cash Management Account and will continue thereafter on a monthly basis for so long as the Cash Management Account remains open. The Account Administration Fee is subject to change in Lender's (or, if applicable pursuant to Section 12, Cash Management Bank's) discretion.

**Assumes that Lender (or its designated Servicer) allocates funds once per month and there is no mezzanine structure. If funds are allocated and disbursed more frequently or there is a mezzanine structure, the following Account Administration Fee shall apply:

[redacted] For weekly allocations and disbursements and/or for any mezzanine structure
– For more than weekly allocations and disbursements
– For daily allocations and disbursements